Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Jason Walsh, state and attest that:

(1)   I am the Treasurer and Principal Accounting Officer of Scout Exploration, Inc. (the “Company”).

(2)   Accompanying this certification is the Company’s Annual Report on Form 10-K/A for the fiscal year ended September 30, 2008, (the “Report”) as filed by the Company with the Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which contains financial statements.

(3)   I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002, that

●	the Report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

●	the information specified in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period presented.

/s/ Jason Walsh
Jason Walsh
Treasurer and Principal Accounting Officer
August 14, 2012

A signed original of this written statement required by Section 906 has been provided to Scout Exploration, Inc. and will be retained by Scout Exploration, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.